CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS	12 Months Ended
Dec. 31, 2019
Disclosure of critical accounting estimates and judgements [Abstract]
CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS
NOTE 4 –   CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

 Critical accounting estimates and assumptions

(1)	Assessing the useful lives of non-financial assets:

The useful economic lives of the Group's non-financial assets are an estimate determined by management. The Group defines useful economic life of its assets in terms of the assets' expected utility to the Group. This estimation is based on assumptions of future changes in technology or changes in the Group's intended use of these assets, and experience of the Group with similar assets, and legal or contract periods where relevant. The assets estimated economic useful lives are reviewed, and adjusted if appropriate, at least annually. See also note 2(e) and note 2(f).

Change in accounting estimate: The Company has made an annual examination of the estimated useful life of the license. Based on Company's judgment described above, the Company expects that the license will be renewed at a high level of certainty: the Company estimates that based on its experience and acquaintance with the communications market in Israel, if current conditions continue, there is high probability that the license will be extended for an the additional term of 6 years(*). Following this examination, the estimated useful life of the 2G and 3G frequencies was re-evaluated for an additional period of 6 years(*), thereby ending on February 1, 2028(*).  The effect of these changes on the consolidated financial statements, in current and future years is as follows: the amortization expenses of the cellular license were reduced by NIS 15 million in the fourth quarter of 2019, and are expected to be reduced by an annual amount of approximately NIS 60 million in 2020 and 2021. See also notes 2(f)(1) and note 11.

(*) It should be noted that the MOC's frequencies tender's documents include a draft amendment of the license that amends the additional extension periods from 6 years to 10 years. In case the amendment shall become final, the estimated useful life of the 2G and 3G frequencies will be revised to end by February 1, 2032.

(2)	Assessing the recoverable amount for impairment tests of assets with finite useful lives:

The Group is required to determine at the end of each reporting period whether there is any indication that an asset may be impaired. If indicators for impairment are identified the Group estimates the assets' recoverable amount, which is the higher of an asset's fair value less costs to sell and value in use. The value-in-use calculations require management to make estimates of the projected future cash flows. Determining the estimates of the future cash flows is based on management past experience and best estimate for the economic conditions that will exist over the remaining useful economic life of the Cash Generating Unit (CGU). See also note 2(i).

No indicators for an impairment or reversal of impairment of assets with finite useful lives were identified in 2019.

Trends in the economic and financial environment, competition and regulatory authorities' decisions, or changes in competitors’ behavior in response to the economic environment may affect the estimate of recoverable amounts in future periods. See also note 2(i).

Continued increases in the level of competition for cellular and fixed-line services may bring further downward pressure on prices which may require us to perform further impairment tests of our assets. Such impairment tests may lead to recording additional significant impairment charges, which could have a material negative impact on our operating and profit.

(3)        Assessing the recoverable amount of goodwill for impairment tests:

Goodwill impairment reviews are undertaken annually or more frequently if events or changes in circumstances indicate that the carrying amount may not be recoverable. The recoverable amount is the higher of an asset's fair value less costs to sell and value in use. The recoverable amount of the fixed-line segment to which goodwill has been allocated has been determined based on value-in-use calculations. For the purpose of the goodwill impairment tests as of December 31, 2017, 2018 and 2019 the recoverable amount was assessed by management with the assistance of external independent experts (BDO Ziv Haft Consulting & Management Ltd.) based on value-in-use calculations. The value-in-use calculations use pre-tax cash flow projections covering a five-year period. Cash flows beyond the five-year period to be generated from continuing use are extrapolated using estimated growth rates. The growth rate represents the long-term average growth rate of the fixed-line communications services business.

The key assumptions used in the December 31, 2019 test were as follows:

Terminal growth rate	1.0%
After-tax discount rate	8.0%
Pre-tax discount rate	9.6%

The impairment test as of December 31, 2019 was based on assessments of financial performance and future strategies in light of current and expected market and economic conditions. Trends in the economic and financial environment, competition and regulatory authorities' decisions, or changes in competitors’ behavior in response to the economic environment may affect the estimate of recoverable amounts. See also note 13(1) and note 2(h). No impairment charges were recognized with respect to goodwill in 2017, 2018 and 2019.

Sensitivity Analysis:

The headroom of the fixed line segment recoverable amount over the carrying amount as of December 31, 2017, 2018 and 2019 was approximately 23%, 21% and 42% respectively. Sensitivity analysis was performed for the recoverable amount as of December 31, 2019 for a change of the after-tax discount rate within the range of ± 10% multiplied by the variable 8% (7.2% to 8.8%), assuming all other variables constant. Sensitivity analysis was also performed for a change of the terminal permanent growth rate within the range of ± 1% of the variable 1.0% (0% to 2%), assuming all other variables constant. Results showed that no impairment charge is required for both analyses.

(4)	Assessing impairment of financial assets:

The allowance for credit losses for financial assets is based on assumptions about risk of default and expected loss rates. The Group uses judgment in making these assumptions and selecting the inputs to the impairment calculation, based on the Group’s past history, existing market conditions as well as forward looking estimates at the end of each reporting period.  Individual receivables which are known to be uncollectable are written off by reducing the carrying amount directly. The other receivables are assessed collectively, grouped based on shared credit risk characteristics and the days past due.

From January 1, 2018, upon the implementation of IFRS 9 the Group assesses on a forward looking basis the expected credit losses associated with its debt instruments carried at amortized cost. The impairment methodology applied depends on whether there has been a significant increase in credit risk.  For trade receivables and contract assets with and without significant financing components, the Group applies IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance. To measure the expected credit losses, trade receivables have been grouped based on shared credit risk characteristics and period past due.  The expected loss rates are based on the payment profiles of sales, and the corresponding historical credit losses experienced. The historical loss rates are adjusted to reflect current and forward-looking information on factors affecting the ability of the customers to settle the receivables. See notes 7, 6(a)(3), 2(j), 3(1).

(5)	Considering uncertain tax positions:

The assessment of amounts of current and deferred taxes requires the Group's management to take into consideration uncertainties that its tax position will be accepted and of incurring any additional tax expenses. This assessment is based on estimates and assumptions based on interpretation of tax laws and regulations, and the Group's past experience. It is possible that new information will become known in future periods that will cause the final tax outcome to be different from the amounts that were initially recorded, such differences will impact the current and deferred income tax assets and liabilities in the period in which such determination is made. See also notes 2(p) and note 25.

(6)	Considering the likelihood of contingent losses and quantifying possible legal settlements:

Provisions are recorded when a loss is considered probable and can be reasonably estimated. Judgment is necessary in assessing the likelihood that a pending claim or litigation against the Group will succeed, or a liability will arise, quantifying the best estimate of final settlement. These judgments are made by management with the support of internal specialists, or with the support of outside consultants such as legal counsel. Because of the inherent uncertainties in this evaluation process, actual results may be different from these estimates. See notes 2(m), 14 and 20.

(7)	Determining leases term and discount rate:

Commencing January 1, 2019 the Group implements IFRS 16 Leases. See also note 2(o), note 3 and note 19.

In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not to exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated). Management determined that most extension options are reasonably certain to be exercised and termination options are reasonably certain not to be exercised. The assessment of reasonable certainty is only revised if a significant event or significant changes in circumstances occur, which affects this assessment, and that is within the control of the lessee.

The lease payments are discounted using the lessee’s incremental borrowing rate, since the interest rate implicit in the lease cannot be readily determined. The lessee’s incremental borrowing rate is the rate that the individual lessee would have to pay to borrow the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment with similar terms, security and conditions. However, the Group is using the practical expedient of accounting together a portfolio of leases with similar characteristics provided that it is reasonably expected that the effects on the financial statements of applying this standard to the portfolio would not differ materially from applying this Standard to the individual leases within that portfolio, and using a single discount rate to a portfolio of leases with reasonably similar characteristics (such as leases with a similar remaining lease term for a similar class of underlying asset in a similar economic environment). The discount rates were estimated by management with the assistance of an independent external expert.